Victory Portfolios III

Victory New York Bond Fund

Supplement dated January 8, 2025, to the Fund’s Summary Prospectus, Prospectus, and

Statement of Additional Information dated July 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated July 1, 2024, as may be supplemented. Please review these matters carefully.

1.On December 13, 2024, the Board of Trustees of Victory Portfolios III (the “Trust”), upon the recommendation of Victory Capital Management Inc., the Trust’s investment adviser, approved a Plan of Liquidation for the Fund’s Class A (the “Share Class”). It is anticipated that the Share Class will liquidate on or about January 30, 2025 (the “Liquidation Date”). On the Liquidation Date, the Share Class will redeem all its outstanding shares at the net asset value (“NAV”) of such shares.

Effective close of business January 8, 2025, the Share Class will be closed to new investors and shareholder accounts. Through the NAV on January 30, 2025, the Share Class will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders. Please note that no other classes of the Fund are affected.

2.Effective immediately, Appendix A is hereby removed from the Prospectus.

If you wish to obtain more information, please call the Victory Funds at 800-235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.